SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the last date set forth on the signature page hereof between Biozone Pharmaceuticals, Inc., a Nevada corporation (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:
WHEREAS, the Company is offering units (the “Units,” and the transaction, the “Offering”), each Unit consisting of one share of common stock, par value $0.001 per share (the “Shares” or the “Common Stock”) and one five-year warrant to purchase ½ share of Common Stock substantially in the form of  Exhibit A attached hereto (the “Warrants”) exercisable at $0.50 per share at a price of $0.25 per Unit (the “Offering Price”).  The Offering is being made exclusively to accredited investors pursuant to an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder; and

WHEREAS, the Subscriber desires to purchase that number of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.	SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth and in the Information Package (as defined below) the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company such number of Units, and the Company agrees to sell to the Subscriber as is set forth on the signature page hereof, at a per Unit price equal to $0.25 per Unit.  Within a commercially reasonable time after the execution and delivery of this Agreement, the Subscriber shall deposit the aggregate Offering Price to be held in escrow in accordance with the terms of the Escrow Agreement substantially in the form attached as Exhibit B (the “Escrow Agreement” and collectively with this Agreement and the Warrants, the “Transaction Documents”).  In the event the Closing (as defined below) does not take place because of (i) the rejection of the Subscriber’s subscription for Units by the Company; or (ii) termination of the Offering by the Company; or (iii) failure to effectuate a Closing on the Units subscribed by the Subscriber on or prior to June 30, 2013 (as may be extended by the Board of Directors of the Company) (the “Termination Date”)  for any reason or no reason, unless waived by the Subscriber, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, including the execution of instructions to the escrow agent, to ensure that the funds held in accordance with the Escrow Agreement shall promptly be returned to the Subscriber.  The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

1.2           The closing of the purchase and sale of the Units hereunder shall take place at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006 or such other place as determined by the Company.  The Closing shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section IV below, as determined by the Company (the “Closing Date”). The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of accepted subscriptions.  After the Initial Closing, subsequent closings with respect to additional Units may take place at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”).  The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing” and the date of such Final Closing shall be referred to as the “Final Closing Date.”  Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction.  In the event that the any Closing does not occur prior to the Termination Date, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.  The term “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares and Warrants purchased by the Subscriber will be delivered by the Company promptly following the Closing.  At the Closing, the Company shall deliver: (i) irrevocable instructions to the transfer agent instructing the transfer agent to deliver the Shares and (ii) cause the Warrants to be prepared and duly executed by the Company.

1.3           The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Units (Shares and Warrants) is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends in the foreseeable future; and (g) the Company may issue additional securities in the future which have rights and preferences that are senior to those of the Common Stock.  Without limiting the generality of the representations set forth in herein, the Subscriber represents that the Subscriber has carefully reviewed the Company’s reports and filings with the United States Securities and Exchange Commission (the “SEC”), since the filing of the Company’s Current Report on Form 8-K filed on March 1, 2011 (the “SEC Filings” and collectively, the “Information Package”).  The foregoing reports contained in the Information Package are available on the SEC’s website at www.sec.gov.

1.4           The Subscriber is, and on each date on which the Subscriber continues to own restricted securities from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s principal residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

1.5           The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.6           The Subscriber hereby acknowledges receipt and careful review of this Agreement, and any documents which may have been made available upon request as reflected therein (collectively referred to with the Information Package as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.7           (a)           In making the decision to invest in the Units the Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Units other than the Offering Materials.

(b)           The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Units by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship  and (ii) no Units were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

1.8           The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate of the Company, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

1.9           The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Regulation D.  The Subscriber understands that the Units have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Units unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.10           The Subscriber understands that the Units have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Units for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others.  The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Units.

1.11           The Subscriber understands that the Common Stock is thinly traded.  The Subscriber understands that even if a public market develops for the Common Stock, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, among other conditions, a six month holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act provided the other requirements of Rule 144 are available at the time of sale (such as availability of current public information concerning the Company).  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units under the Securities Act or any state securities or “blue sky” laws other than as set forth herein.

1.12           The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Units (including the underlying Shares and Warrants) that such Units have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Units. The legend to be placed on each certificate shall be in form substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

1.13           The Subscriber understands that the Company will review this Agreement and is hereby given authority by the Subscriber to call Subscriber’s bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company, at its sole discretion, reserves the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription, to accept subscriptions for fractional Units and to close the Offering to the Subscriber at any time and that the Company will issue stop transfer instructions to its transfer agent with respect to such Units.

1.14           The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.15           The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.16           If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

1.17           The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 8.4 below.

1.18           The Subscriber acknowledges that at such time, if ever, as the Shares or Warrants are registered under the Securities Act, sales of the Shares or Warrants will be subject to state securities laws.

1.19           (a)           The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)           The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name of the Subscriber for any offering or in any registration statement in which the Subscriber’s Units (Shares or Warrants) are included.

1.20           The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Units by the Subscriber in violation of the Securities Act or any applicable state securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1           Organization, Good Standing and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association, joint venture, or other entity that is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. As of the Closing Date, all of the Company’s Subsidiaries are set forth in the SEC Filings.

2.2           Voting Rights.  All issued and outstanding shares of the Company are validly issued, fully paid and non-assessable.  Except as set forth in the Offering Materials and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s Articles of Incorporation, as amended, Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3           Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Units contemplated hereby and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.  The Shares when issued and fully paid for in accordance with the terms of this Agreement, and Shares issued pursuant to the terms of the Warrants when exercised in accordance with the terms of such Warrants, will be validly issued, fully paid and nonassessable.  The issuance and sale of the Units contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

2.4           Governmental Consents.  No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Units, except such filings as may be required to be made with the SEC, FINRA or with any state or foreign blue sky or securities regulatory authority.

2.5           Capitalization.  The authorized and outstanding capital stock of the Company on a fully diluted basis and all outstanding rights to acquire or receive, directly or indirectly, any equity of the Company or any Subsidiary, as of the date of this Agreement (not including the Units) are set forth in the SEC Filings.

2.6           No Violation or Conflict.  Assuming the representations and warranties of the Subscriber in Section 1 are true and correct, neither the issuance nor the sale of the Units nor the performance of the Company’s obligations under the Transaction Documents by the Company, will:

(a)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Articles of Incorporation, as amended, charter or Bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates (For the purposes of this Agreement, an “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. Affiliate includes each Subsidiary of the Company.  For the purposes of this Agreement, a “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. For purposes of this definition, “Control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise), (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party, except in each case the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(b)           result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates except in favor of each Subscriber as described herein; or

(c)           except as set forth in the SEC Filings, result in the activation of any rights of first refusal, participation rights, pre-emptive rights, anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or

(d)           result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company

2.7           The Units. The Units upon issuance in accordance with the terms of the Transaction Documents:

(a)           will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws and as provided in the Transaction Documents;

(b)           will be duly and validly issued, fully paid and non-assessable;

(c)           will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company;

(d)           will not subject the holders thereof to personal liability by reason of being such holders; and

(e)           assuming the representations and warranties of the Subscribers as set forth in Section 1 hereof are true and correct, will not result in a violation of Section 5 under the Securities Act.

2.8           Intentionally Omitted. Except disclosed in the SEC Filings, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the SEC Filings, there is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

2.9           No Undisclosed Events or Circumstances.  Since March 1, 2011, except as disclosed in the SEC Filings, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Filings.

2.10           Information Concerning Company.  As of the date of this Agreement and the Closing Date, the SEC Filings and Offering Materials contain all material information relating to the Company and its operations and financial condition as of their respective dates required to be disclosed therein. Since March 1, 2011, and except as disclosed in the SEC Filings or modified in the SEC Filings and Offering Materials, other than the sale of Units hereunder, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs. Without giving effect to the sale of any Units hereunder, the SEC Filings and Offering Materials including the financial statements included therein do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.  The financial statements of the Company included in the SEC Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

2.11           Defaults. The Company is not in violation of its Articles of Incorporation, as amended, or Bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company’s knowledge, not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

2.12           No Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Units pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the OTC Bulletin Board (“OTCBB”);  no prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder; and neither the Company nor any of its Affiliates will take any action or suffer any inaction or conduct any offering other than the transactions contemplated hereby that would be integrated with the offer or issuance of the Units or that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

2.13           No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any Person acting on its or their behalf, has engaged in any form of general solicitation in connection with the offer or sale of the Units hereby.

2.14           No Undisclosed Liabilities. Except as disclosed in the SEC Filings, the Company has no liabilities or obligations which are material, individually or in the aggregate, except (i) to the extent disclosed in the SEC Filings or the Offering Materials or (ii) incurred in the ordinary course of the Company businesses since March 1, 2011 and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

2.15           Dilution. The Company’s executive officers and directors understand the nature of the Units being sold hereby and recognize that the issuance of the Units will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The Company’s Board of Directors has concluded, in its good faith business judgment that the issuance of the Units is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue shares of Common Stock upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company or parties entitled to receive equity of the Company.

2.16           No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers presently employed by the Company, or to the knowledge of the Company previously employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date.

2.17           Investment Company. Neither the Company nor any Affiliate of the Company is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

2.18           Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

2.19           Reporting Company. The Company is a publicly-held company that files periodic and other reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports required to be filed thereunder with the Commission since March 1, 2011.

2.20           Listing. The Common Stock is quoted on the OTCBB under the symbol BZNE. The Company has not received any written notice that the Common Stock is not eligible nor will become ineligible for quotation on the OTCBB nor that the Common Stock does not meet all requirements for the continuation of such quotation and the Company satisfies all the requirements on issuers for the continued quotation of its Common Stock on the OTCBB.

2.21           Anti-Takeover Provisions.  The Company and its Board of Directors will have taken as of the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation, as amended (or similar charter documents) or the laws of its jurisdiction of incorporation that are or could become applicable to the Subscribers as a result of the Subscribers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Units and the Subscribers’ ownership of the Units.

2.22           Title to Assets.  The Company has good and marketable title to all of its real and personal property reflected in the SEC Filings, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those that, individually or in the aggregate, do not cause and are not reasonably likely to cause a Material Adverse Effect. All leases of the Company are valid and subsisting and in full force and effect.

2.23           Compliance with Law. The business of the Company has been and is presently being conducted in accordance with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances, except for such noncompliance that, individually or in the aggregate, would not cause a Material Adverse Effect. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

2.24           Taxes. The Company has accurately prepared and filed all federal, state, foreign and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company for all current taxes and other charges to which the Company is subject and that are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service (the “IRS”). The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company for any completed tax period, nor of any basis for any such assessment, adjustment or contingency.

2.25           Books and Record Internal Accounting Controls. The books and records of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities.

2.26           Transactions with Affiliates. Except as set forth in the SEC Filings, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (i) the Company on the one hand, and (ii) on the other hand, any officer or director of the Company or any Affiliate.

2.27           Sarbanes-Oxley Act. The Company is in material compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder that are effective, and intends to comply with other applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder upon the effectiveness of such provisions.

2.28           Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent in the businesses in which the Company is engaged. To the Company’s knowledge, such insurance contracts and policies are valid and in full force and effect.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

2.29           Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is not disclosed in its financial statements that should be disclosed in accordance with GAAP and that would be reasonably likely to have a Material Adverse Effect.

2.30           Material Non-Public Information. Except with respect to the transactions contemplated hereby that will be publicly disclosed, the Company has not provided any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information.

2.31           Environmental Compliance. The Company has obtained all approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws and used in its business or in the business of any of its Subsidiaries, unless the failure to possess such approvals, authorizations, certificates, consents, licenses, orders or permits, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment, including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, the Company is also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws and there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

2.32           Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers in writing prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

2.33           Survival. The foregoing representations and warranties shall survive the Closing Date.

III.	TERMS OF SUBSCRIPTION

3.1           All funds paid hereunder shall be deposited with the Company pursuant to the terms of the Escrow Agreement.

3.2           Certificates representing the Shares and the Warrants purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber within 10 business days following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Shares and the Warrants purchased by the Subscriber pursuant to this Agreement directly to the Subscriber’s residential or business address indicated on the signature page hereto.

IV.	CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBERS

4.1           The Subscriber’s obligation to purchase the Units at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)           Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(b)           No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(c)           No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Units (except as otherwise provided in this Agreement).

V.           FAVORED NATIONS PROVISIONS.  Other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not primarily for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights equal to or greater than those granted to the Subscribers, (iii) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to employees, directors, and consultants, pursuant to plans that have been approved by a majority of the stockholders and a majority of the independent members of the board of directors of the Company or plans in existence as such plans are constituted on the date of this Agreement  (iv) the Company’s issuance of securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement on the terms in effect on the Final Closing Date,  (v) an issuance by the Company of securities resulting from the exercise of Warrants issued pursuant to this Agreement, (vi) the Company’s issuance of Common Stock or the issuances or grants of options to purchase Common Stock to consultants and service providers approved by holders of 75% of the Shares sold in the Offering voting as a group, held as of the date of approval (“Subscriber Consent”), and (vii) any and all securities required to be assumed by the Company by the terms thereof as a result of any of the foregoing even if issued by a predecessor acquired in connection with a business combination, merger or share exchange (collectively, the foregoing (i) through (vii) are “Excepted Issuances”), if during the period beginning on the Closing Date and ending on the date that is eighteen (18) months thereafter, the Company shall issue any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than $0.25 per share, being the per share price of Units hereunder (disregarding any value attributable to the Warrants) or as in effect at such time, without Subscriber Consent (the “Lower Price Issuance”), then the Company shall issue such additional number of Shares such that the Subscriber shall receive, in total, that number of Shares of Common Stock had the Subscriber effectively paid a per Unit price equal to the Lower Price Issuance.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The rights of Subscriber set forth in this Section V are in addition to any other rights the Subscriber may have pursuant to this Agreement, and any other agreement referred to or entered into in connection herewith or to which Subscriber and Company are parties.  Notwithstanding anything herein or in any other agreement to the contrary, the Company shall only be required to make a single adjustment with respect to any Lower Price Issuance, regardless of the existence of multiple basis therefore.    For the avoidance of doubt and notwithstanding anything to the contrary, no adjustment shall be made to the number of Warrants issued to the Subscriber, the number of Warrant Shares issuable upon exercise of the Warrants issued to the Subscriber or the exercise price of the Warrants pursuant to this Section V as the result of any Lower Price Issuance by the Company.  For the further avoidance of doubt, if the Company issues units consisting of Common Stock and warrants to purchase Common Stock, any adjustment made pursuant to this Section V shall be solely based on the per unit sale price disregarding any value attributable to the warrants contained in such units

VI.	INTENTIONALLY OMITTED.

  MISCELLANEOUS

6.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, at:
Biozone Pharmaceuticals, Inc.
550 Sylvan Avenue, Suite 101
Englewood Cliffs, NJ 07632
Attn:  Chief Executive Officer

With a copy to (which shall not constitute notice):

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn:  Harvey Kesner, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2           Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) subscribers in the Offering holding a majority of the Units issued in the Offering then held by the original Subscribers.

6.3           Subject to anything contrary herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4           Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.5           NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.  IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE COURTS OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

6.6           WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.7           In order to discourage frivolous claims the parties agree that unless a claimant in any proceeding arising out of this Agreement succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their reasonable legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

6.8           The holdings of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.9           It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11           This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.12           Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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VII.	CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1           The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A
The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000 (excluding his or her principal residence).

Explanation.  In calculating net worth you may include equity in personal property and real estate other than your principal residence, including your cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000. (describe entity)

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the closing in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete

7.2           SUITABILITY (please answer each question)

(a)           For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)           For an individual Subscriber, please describe any college or graduate degrees held by you:

(c)           For all Subscribers, please list types of prior investments:

(d)           For all Subscribers, please state whether you have participated in other private placements before:

YES_______                                           NO_______

(e)           If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Companies with no, or insignificant, assets and operations
Frequently
Occasionally
Never

(f)           For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(g)           For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(h)           For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

(i)           For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______

(j)            For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

7.3           MANNER IN WHICH TITLE IS TO BE HELD.  (circle one)

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of Survivorship (both parties must sign)
(d)           Partnership*
(e)           Tenants in Common
(f)            Company*
(g)           Trust*
(h)           Other*

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4           FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:

*If Subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

7.5           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

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DOLLAR SUBSCRIPTION __________ / $0.25= ______________ NUMBER OF UNITS
(EACH UNIT CONSISTING OF 1 SHARE OF COMMON STOCK AND A WARRANT TO
PURCHASE ½ SHARE OF COMMON STOCK)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Title (if Subscriber is an Entity)	Title (if Subscriber is an Entity)

Entity Name (if applicable)	Entity Name (if applicable

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:                      , 2013

This Subscription Agreement is agreed to and accepted as of ________________, 2013.

BIOZONE PHARMACEUTICALS, INC.

By:           ____________________________________
Name:
Title:

CERTIFICATE OF SIGNATORY

(To be completed if Units are
being subscribed for by an entity)

I, ____________________________, am the ____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 2013.

_______________________________________
(Signature)